SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                     Northeast Pennsylvania Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:
                              N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions  applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                              N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
(5)  Total fee paid:
                              N/A
--------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                              N/A
--------------------------------------------------------------------------------
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                              N/A
--------------------------------------------------------------------------------
     (3)  Filing Party:
                              N/A
--------------------------------------------------------------------------------
     (4)  Date Filed:
                              N/A
--------------------------------------------------------------------------------

                                December 21, 2001



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Northeast Pennsylvania Financial Corp. The meeting will be held at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania, on Wednesday, January 30, 2002 at 11:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Immediately following the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                                     Sincerely,

                                                     NORTHEAST PENNSYLVANIA
                                                     FINANCIAL CORP.


                                                     /s/ Thomas L. Kennedy
                                                     ---------------------
                                                     Thomas L. Kennedy
                                                     Chairman of the Board

                     Northeast Pennsylvania Financial Corp.
                               12 E. Broad Street
                          Hazleton, Pennsylvania 18201
                                 (570) 459-3700
--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------

     On Wednesday, January 30, 2002, Northeast Pennsylvania Financial Corp. (the "Company") will hold its annual meeting of stockholders at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania. The meeting will begin at 11:00 a.m., local time. At the meeting, stockholders will consider and act on the following:

     1.   The election of four directors to serve for a term of three years;

     2. The ratification of the appointment of KPMG LLP as the independent auditors for the Company for the fiscal year ending September 30, 2002; and

     3. The transaction of any other business that may properly come before the meeting.

     NOTE:The Board of Directors is not aware of any other business to come before the meeting.

     The stockholders of record at the close of business on December 7, 2001 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Megan Kennedy
                                             --------------------
                                             Megan Kennedy
                                             Corporate Secretary

Hazleton, Pennsylvania
December 21, 2001


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                     Northeast Pennsylvania Financial Corp.
                       ----------------------------------

                                 Proxy Statement

                       ----------------------------------

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northeast Pennsylvania Financial Corp. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for First Federal Bank ("First Federal" or the "Bank"), Higgins Insurance Agency ("Higgins"), Abstractors, Inc. and Northeast Pennsylvania Trust Co. The annual meeting will be held at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania on Wednesday, January 30, 2002 at 11:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 21, 2001.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on December 7, 2001. As of the close of business on that date, 4,816,362 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record owners of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares, are not entitled to vote any shares in excess of that 10% limit.

Attending the Meeting

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy or authorization in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as the independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To pass, this matter requires the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you on behalf of the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of KPMG LLP as the independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet and, if so, will provide you instructions how to do so. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in First Federal's ESOP or 401(k) Plan

     If you participate in First Federal's Employee Stock Ownership Plan or if you hold shares through First Federal's 401(k) Plan, you will receive a voting instruction form for each plan that reflects all shares you may vote under each plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Northeast Pennsylvania Financial Corp. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions are not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is January 21, 2002.

                                 Stock Ownership

     The following table provides information as of December 7, 2001 with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock based upon reports of beneficial ownership filed with the Securities and Exchange Commission. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                               Number of Shares                  Percent of Common
Name and Address                                                     Owned                       Stock Outstanding
----------------------                                         ----------------                  -----------------
First Federal Bank Employee Stock Ownership Plan                  507,945(1)                           10.5%
   and Trust
12 E. Broad Street
Hazleton, Pennsylvania 18201
First Federal Charitable Foundation                               445,500(2)                            9.2
12 E. Broad Street
Hazleton, Pennsylvania 18201
Wellington Management Company, LLP                                342,800(3)                            7.1
75 State Street
Boston, Massachusetts  02109



(1) Under the terms of the ESOP, the ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of December 7, 2001, 148,011 shares have been allocated to participants' accounts and 359,934 shares remain unallocated.
(2) The foundation's certificate of incorporation requires that all shares of common stock held by the foundation be voted in the same ratio as all other shares of Company common stock on all matters considered by stockholders of the Company.
(3) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 11, 2000.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company and the Bank as a group as of December 7, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                               Number of Shares
                                                         Number of                That May Be
                                                          Shares                Acquired Within          Percent of
                                                          Owned                   60 Days By            Common Stock
                   Name                         (excluding options) (1)(2)     Exercising Options       Outstanding (3)
------------------------------------------      --------------------------     ------------------       ---------------

E. Lee Beard..............................               70,278                      97,211                  3.41%
Paul L. Conard............................               12,166                      13,150                    *
William R. Davidson.......................               20,163(4)                   13,150                    *
Barbara M. Ecker..........................               36,320(5)                   13,000                  1.02
Allan Farias   ...........................                   --                       7,800                    *
R. Peter Haentjens, Jr....................               28,819(6)                   13,000                    *
Thomas L. Kennedy.........................               96,195(7)                   89,770                  3.79
John P. Lavelle...........................               27,000                      13,150                    *
Michael J. Leib...........................               38,276(8)                   13,000                  1.06
Patrick J. Owens, Jr......................               22,584(9)                   21,750                    *
Joseph P. Schlitzer.......................              158,344                      39,360                  4.07
William J. Spear..........................               26,288(10)                  13,000                    *

All Executive Officers and                              570,875                     364,341                 18.05
   Directors as a Group (17 persons)(11)

----------------
* Less than 1% of shares outstanding
(1) Includes unvested shares of restricted stock awards held in trust as part of the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Ms. Beard--23,650 shares; Messrs. Conard, Davidson, Haentjens, Lavelle, Leib, Spear and Ms. Ecker--3,800 shares; Mr. Kennedy--19,430 shares; and Mr. Owens--6,210 shares.
(2) Includes shares held under the First Federal Bank ESOP, with respect to which the beneficial owner has voting but not investment power as follows:
     Ms. Beard--5,797 shares; Mr. Kennedy--5,304 shares; and Mr. Owens --4,325 shares.
(3) Based on 4,816,362 shares of Company common stock outstanding and entitled to vote as of December 7, 2001, plus for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(4)  Includes 1,066 shares owned by Dr. Davidson's spouse.
(5)  Includes 13,330 shares owned by Ms. Ecker's spouse.
(6)  Includes 4,639 shares held by Mr. Haentjens' children.
(7)  Includes 8,750 shares held by Mr. Kennedy's spouse.
(8) Includes 16,074 shares held by Mr. Leib's spouse and 1,066 shares held by Mr. Leib's children.
(9) Includes 439 shares held by Mr. Owens' children and 475 shares held by Mr. Owens' spouse.
(10) Includes 2,123 shares held by Mr. Spear's spouse.
(11) Includes ownership of directors of the Bank.

                       Proposal 1 -- Election of Directors

     The Company's Board of Directors currently consists of ten members. The Board is divided into three classes with three-year staggered terms, with one class of the directors elected each year. Four directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees for election this year are Barbara M. Ecker, R. Peter Haentjens, Jr., Joseph P. Schlitzer and William
J. Spear, each of whom is a director of the Company and the Bank.

     On November 26, 2001, the Company entered into an agreement with Jewelcor Management, Inc. and Seymour Holtzman, whereby the Company agreed that, if requested, it would appoint Mr. Holtzman to the Board no later than March 31, 2002 in the class of directors whose terms expire at the 2003 annual meeting of stockholders. Jewelcor and Mr. Holtzman agreed, until October 31, 2002, to various covenants including limitations on the amount of stock they could own and sell and how they would vote their shares of Company common stock. Additionally, Jewelcor and Mr. Holtzman agreed, until October 31, 2002 not to engage in a solicitation in opposition to management or to submit their own stockholder proposals or nominations for director. The Company has determined to appoint Mr. Holtzman to the Board effective January 2002.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

       The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2001. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of First Federal.

                       Nominees for Election of Directors

     The nominees standing for election are:

     Barbara M. Ecker. Mrs. Ecker is a certified public accountant with the Greater Hazleton Health Alliance. Mrs. Ecker also holds an MBA in Finance and has taught banking and finance at local universities. Age 59. Director since 1987.

     R. Peter Haentjens, Jr. Mr. Haentjens is Vice President, General Manager of Hazleton Pumps, Inc. Age 56. Director since 1981.

     Joseph P. Schlitzer. Mr. Schlitzer has been President of Higgins since 1976. Mr. Schlitzer served on the Board of Directors of Heritage Bancorp, Inc. and its successor Main Street Bancorp, Inc. from 1995 to 2000. Mr. Schlitzer was appointed as a director of the Company on November 28, 2000 in connection with the Company's acquisition of Higgins. Age 49.

     William J. Spear. Mr. Spear is the President of Hazle Drugs, Inc., a retail pharmacy located in Hazleton, Pennsylvania. Age 65. Director since 1981.

                         Directors Continuing in Office

     The following directors have terms ending in 2003:

     Paul L. Conard. Mr. Conard is a retired Assistant Vice President of Bloomsburg University, located in Bloomsburg, Pennsylvania. Age 68. Director since 1989.

     The Honorable John P. Lavelle. Judge Lavelle served as the President Judge for the Court of Common Pleas of Carbon County, Pennsylvania from 1978 until his retirement in February 2001. Age 70. Director since 1972.

     Michael J. Leib. Mr. Leib is the President of Weatherly Casting & Machine Company, located in Weatherly, Pennsylvania and the President of WCM, International Inc., a foreign sales corporation for exported cast products located in Weatherly, Pennsylvania. Mr. Leib is also a director of EMCEE Broadcasting Products, Inc., a manufacturer of transmitters and related equipment for the wireless cable and television broadcast industries. Age 53. Director since 1989.

     The following directors have terms ending in 2004:

     E. Lee Beard. Ms. Beard has served as President and Chief Executive Officer since January 1993. Prior to 1993, Ms. Beard spent 15 years in the thrift industry in the Washington, D.C. area, where she served as an Executive Vice President of Citizens Savings Bank in Silver Spring, Maryland and Senior Vice President/Treasurer for Perpetual Savings Bank. Ms. Beard is a certified public accountant. Age 50. Director since 1993.

     William R. Davidson, Ed.D. Dr. Davidson is an assistant professor at Pennsylvania State University, Schuylkill Campus. Dr. Davidson previously served as Superintendent of the Pottsville City School District, Pottsville, Pennsylvania for twenty years. Age 65. Director since 1988.

     Thomas L. Kennedy. Mr. Kennedy has been a practicing attorney for over 30 years. He is the President of the law firm of Kennedy & Lucadamo, P.C. Mr. Kennedy serves as Chairman of the Board of the Company and the Bank. Age 57. Director since 1986.

     In addition, the Company is furnishing the following information for Seymour Holtzman who it has agreed to appoint as a director.

     Seymour Holtzman. For at least the last five years, Mr. Holtzman has been the Chairman and Chief Executive Officer of Jewelcor Management, Inc, which is primarily involved in investment and management services; C.D. Peacock, Inc., a Chicago, Illinois retail jewelry establishment; and S.A. Peck & Company, a retail and mail order jewelry company based in Chicago, Illinois. Mr. Holtzman is currently the Chairman of the Board of three public companies-Designs, Inc. (NASDAQ "DESI"), Little Switzerland, Inc. (NASDAQ bulletin board "LSVI") and musicmaker.com, Inc. (OTC symbol "HITS"). Also, Mr. Holtzman is on the Board of Directors for Ambanc Holding Co., Inc. (NASDAQ "AHCI"), the holding company for Mohawk Community Bank, based in Amsterdam, New York. Age 66.

Meetings and Committees of the Board of Directors

     During the fiscal year ended September 30, 2001, the Board of Directors of the Company held seven meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

     The Audit Committee, consisting of Ms. Ecker and Messrs. Conard, Lavelle, Leib and Spear, reviews audit reports and management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Audit Committee met once in fiscal 2001.

     The Company's Nominating Committee consists of Ms. Beard and Messrs. Conard, Davidson, Kennedy, Lavelle, Leib and Spear. The committee selects the nominees of the Board of Directors for election as directors. The Nominating Committee will accept and consider stockholder recommendations that are made pursuant to timely written notice to the secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to fully review the qualifications and credentials of the candidate. The Nominating Committee met once in fiscal 2001.

     The Personnel and Compensation Committee of the Company, consisting of Ms. Beard and Messrs. Davidson, Kennedy, Lavelle and Leib, is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company. The Personnel and Compensation Committee of the Company met once in fiscal 2001.

Directors' Compensation

     All directors of the Company are paid an annual retainer of $4,000 and $400 for each Board meeting attended. All directors of the Bank are paid an annual retainer of $10,500, and $400 for each Board meeting attended. All non-employee directors of the Bank and the Company also receive $325 for each committee meeting attended.

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for the chief executive officer and all other executive officers of the Company and its subsidiaries who received salary and bonus of $100,000 or more during the year ended September 30, 2001.


                                                                                  Long-Term Compensation
                                                                                ---------------------------
                                                    Annual Compensation                    Awards
                                              --------------------------------- ---------------------------
                                                                       Other                      Securities
                                                                       Annual      Restricted     Underlying
                                                                    Compensation  Stock Awards   Uptions/SARs    All Other
Name and Principal Positions            Year    Salary($)  Bonus($)    (5)(1)       (5)(2)           (#)        Compensation
------------------------------          ----    ---------  -------- ------------  ------------   ------------   ------------

E. Lee Beard........................... 2001    $218,141    $   --    $   --       $      --            --       $101,353(3)
  President and Chief Executive Officer 2000     217,360        --        --          20,750            --         70,934
                                        1999     197,350       910        --         694,719       160,684         55,481

Thomas L. Kennedy...................... 2001    $140,707    $   --    $   --       $      --            --       $ 64,617(4)
   Chairman of the Board                2000     140,204        --        --              --         7,500         51,475
                                        1999     127,406       590        --         570,756       144,616         42,408

Patrick J. Owens, Jr................... 2001    $110,874    $   --    $   --       $      --            --       $ 21,339(5)
   Chief Financial Officer and          2000     109,611     1,856        --              --            --         18,419
   Treasurer                            1999     100,454     2,077        --         182,419        35,000         16,746

Allan Farias (6)....................... 2001    $117,000    $   --    $   --       $      --        35,000       $  1,755(7)
   Senior Vice President of the Bank

Joseph P. Schlitzer (8)................ 2001    $225,937(9) $   --    $   --       $      --        39,360       $  6,339(7)
   President of Higgins

--------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Ms. Beard and Messrs. Kennedy and Owens beneficially own 23,650, 19,430 and 6,120 unvested shares of restricted stock, respectively, granted under the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan. As of September 30, 2001, the market value of these shares was $341,743, $280,764 and $88,434, respectively.
(3) Consists of directors' fees of $18,675, employer contributions to First Federal's 401(k) plan of $4,581, contributions of $21,805 to the employee stock ownership plan and amounts credited under First Federal's supplemental executive retirement plan of $56,292.
(4) Consists of directors' fees of $18,275, employer contributions to First Federal's 401(k) plan of $4,071, contributions of $21,805 to the employee stock ownership plan and amounts credited under First Federal's supplemental executive retirement plan of $20,466.
(5) Consists of employer contributions to First Federal's 401(k) plan of $3,361 and contributions of $17,978 to the employee stock ownership plan.
(6)  Mr. Farias joined the Bank on September 20, 2000.
(7)  Consists of employer contributions to First Federal's 401(k) plan.
(8)  Mr. Schlitzer became affiliated with the Company on December 29, 2000.
(9)  Includes $189,398 in sales commissions.

Employment Agreements

     The Company and the Bank have employment agreements with Ms. Beard and Mr. Kennedy and Higgins has an employment agreement with Mr. Schlitzer. The employment agreements are intended to ensure that the Company, the Bank and Higgins will be able to maintain a stable and competent management base. The continued success of the Company, the Bank and Higgins depends to a significant degree on the skills and competence of Ms. Beard and Messrs. Kennedy and Schlitzer.

     The Company and Bank employment agreements provide for three-year terms for each executive, while the Higgins employment agreement provides for a four-year term. The terms of the Company employment agreements are extended daily, unless written notice of non-renewal is given by the Board of Directors. The terms of the Bank and Higgins employment agreements are renewable annually. The Company and Bank employment agreements provide that the executive's base salary will be reviewed annually. The base salaries currently effective for such employment agreements are $220,562 for Ms. Beard and $142,268 for Mr. Kennedy. In addition to the base salary, the Company and Bank employment agreements provide for, among other  things,  participation  in stock  benefits  plans and other  fringe benefits applicable to similarly-situated executive personnel. The Higgins employment agreement provides that Mr. Schlitzer will receive $50,000 in base salary plus sales commissions and other fringe benefits applicable to similarly-situated executive personnel.

     The employment agreements provide for termination for cause, as defined in the employment agreements, at any time. If the executive's employment is terminated for reasons other than for cause, or if the executive resigns after specified circumstances that would constitute constructive termination, the executive, or if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining payments due to the executive and the contributions that would have been made on the executive's behalf to any employee benefit plans during the remaining term of the employment agreement. The Company and Bank employment agreements restrict each executive's right to compete against the Bank or the Company for one year from the date of termination of the agreement if his or her employment is terminated without cause, except if termination follows a change in control. The Higgins employment agreement restricts Mr. Schlitzer's right to compete with Higgins for three years from the expiration of the agreement.

     Under the employment agreements, if involuntary or, under certain circumstances, voluntary termination follows a change in control, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The executive's life, health, and disability coverage would also continue for thirty-six months. Notwithstanding that both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, no duplicate payments would be made under the agreements.

     Payments under the Bank employment agreements are paid by the Company to the extent payments (or other benefits) are not paid by the Bank. All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the Company and Bank employment agreements will be paid by the Company or the Bank, respectively, if the executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Company and Bank employment agreements also provide that the Company and the Bank shall indemnify the executive to the fullest extent allowable under federal and Delaware law.

Change in Control Agreements

     The Company and the Bank currently maintain two-year change in control agreements with Mr. Owens and the Bank maintains a two-year change in control agreement with Mr. Farias. The Company agreements are extended daily unless written notice of non-renewal is given by the Board of Directors. The Bank agreements are renewable annually. The agreements provide that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or the Bank, the executive would be entitled to receive a severance payment equal to three times his average annual compensation for the five most recent taxable years preceding termination. The Company or the Bank would also continue and pay for life, health and disability coverage for twenty-four months following termination. Payments to the executive under the agreements are paid by the Company to the extent that payments (or other benefits) are not paid by the Bank. Notwithstanding that both the Company and the Bank change in control agreements provide for a severance payment if a change in control occurs, no duplicate payments would be made under the agreements.

Retirement Plan

     The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan if they are 21 years old and have completed 12 consecutive months of employment with the Bank. Hourly paid employees are excluded from participating in the Retirement Plan. Benefits payable to a participant under the Retirement Plan are based on the participant's years of service and salary. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the participant's career average salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on an age at early retirement. Participants generally become 100% vested in the accrued benefits under the Retirement Plan following the completion of five years of service with the Bank, when they turn 65, die or terminate employment due to a disability.

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended September 30, 2001.



                                                        Years of Benefit Service
  Career Average           ---------------------------------------------------------------------------------------
   Compensation                 15                 20                 25                 30                 35
------------------         -----------         ---------          ---------          ---------         -----------

     $ 75,000                $22,500           $  30,000          $  37,500          $  45,000           $  52,500
      100,000                 30,000              40,000             50,000             60,000              70,000
      125,000                 37,500              50,000             62,500             75,000              87,500
      150,000                 45,000              60,000             75,000             90,000             105,000
      175,000                 52,500              70,000             87,500            105,000             122,500
      200,000                 60,000              80,000            100,000            120,000             140,000
      250,000                 75,000             100,000            125,000            150,000             175,000
      300,000                 90,000             120,000            150,000            180,000             210,000


     The benefits listed in the foregoing table for the Retirement Plan are not subject to a deduction for Social Security benefits or any other offset amount. As of September 30, 2001, Ms. Beard and Messrs. Kennedy, Owens and Farias had 7 years, 9 months; 2 years, 10 months; 8 years, 7 months; and 0 years of credited service, respectively. Mr. Schlitzer is not a participant of the Retirement Plan.

Management Supplemental Executive Retirement Plan

     The Bank implemented a non-qualified management supplemental executive retirement plan (the "MSERP") to provide certain officers of the Bank and its affiliates, including the Company, with additional retirement benefits. The MSERP is intended to make up benefits lost under the ESOP allocation procedures when a participant retires prior to the complete repayment of the ESOP loan. When a participant retires, the benefits under the MSERP are determined by: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation) and reducing such number by the number of shares actually allocated to the participant's account under the ESOP; and (2) multiplying such number of shares by the average fair market value of the Company common stock over the preceding five years. Benefits under the MSERP vest in five equal annual increments commencing as of the date of a participant's participation in the MSERP. The vested portion of the MSERP participant's benefits are payable to the participant upon retirement (as defined in the ESOP) or to the participant's beneficiary if the participant dies. As of September 30, 2001, Ms. Beard and Mr. Kennedy were the only participants in the plan.

Option Grants in Last Fiscal Year

     The following table lists all grants of options to Messrs. Farias and Schlitzer for fiscal 2001 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's common stock over the life of the option. None of the other named executive officers was granted options in fiscal 2001.


                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                                                                    Annual Rates of
                                 Number of        % of Total                                          Stock Price
                                Securities         Options                                         Appreciation for
                                Underlying        Granted to                                          Options (2)
                                  Options         Employees    Exercise or                      -----------------------
                                  Granted            in        Base Price        Expiration
Name                              (#)(1)         Fiscal Year    Per Share           Date             5%          10%
---------------------------- -----------------  -------------- ------------  ------------------   -------     --------

Allan Farias................      35,000            30.4%         $11.75      October 24, 2010    $258,650    $655,550

Joseph P. Schlizter.........      39,360            34.2           12.25      January 23, 2011     303,228     768,434

----------------
(1) Options become exercisable in five equal annual installments, provided, however, options will be immediately exercisable if the optionee terminates employment due to death or disability.
(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Company's common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would need to be approximately $19.14 and $30.48, respectively, as of the expiration date of the options for Mr. Farias and $19.95 and $31.77, respectively, as of the expiration date of the options for Mr. Schlitzer.

Fiscal Year-End Option Value

     No stock options were exercised by Ms. Beard or Messrs. Kennedy, Owens, Farias or Schlitzer during the fiscal year ended September 30, 2001. The following table provides certain information with respect to the number and value of shares of common stock represented by outstanding options held by the named executive officers as of September 30, 2001.


                                               Number of Securities
                                              Underlying Unexercised                   Value of Unexercised
                                                Options at Fiscal                      In-the-Money Options
                                                  Year-End(#)(1)                      at Fiscal Year-End($)
                                      --------------------------------------   ------------------------------------
Name                                   Exercisable           Unexercisable      Exercisable         Unexercisable
-------                               --------------       -----------------   -------------      -----------------

E. Lee Beard......................        64,274                96,410           $173,540             $260,307
Thomas L. Kennedy.................        59,347                92,769            162,300              258,726
Patrick J. Owens, Jr..............        14,000                21,000             37,800               56,700
Allan Farias......................         --                   35,000                    --            94,500
Joseph P. Schlitzer...............         --                   39,360                    --            86,592

----------------
(1) Value of unexercised in-the-money stock options equals the market value of the shares covered by in-the-money options on September 30, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

     The following report of the Personnel and Compensation Committee, the stock performance graph and the report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Report of the Personnel and Compensation Committee

     Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and its other executive officers. The disclosure requirements regarding compensation for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel and Compensation Committee has prepared the following report for inclusion in this proxy statement.

     Compensation Policies. The policies and objectives of the Personnel and Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize and reward individual contributions towards achieving strategic business initiatives and to closely align the financial interests of the executive officers with those of stockholders. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executives officers which consists of both cash and equity based compensation.

     The Board, following a recommendation from the Committee, sets the level of annual salaries for the President and Chief Executive Officer and the Chairman of the Board, generally based upon a review of their performance and the performance of the Company during the prior year and current compensation data for the institution's peer group. Only non-employee directors participate in the recommendation and determination of the executive compensation of the President and Chief Executive Officer and the Chairman of the Board.

The President and Chief Executive Officer and the Chairman of the Board are then responsible for determining the base salaries of the remaining executive officers.

     In addition, in order to align the interests and performance of its executive officers with the long- term interests of its stockholders, the Company has adopted plans which reward the executives for delivering long- term value to the Company and the Bank through stock ownership.

     The compensation package available to executive officers is composed of the following components:

     (i)    Base Salary;
     (ii)   Performance Incentive Plan; and
     (iii)  Long Term Incentive Compensation, including option and stock awards.

     Ms. Beard and Mr. Kennedy have employment agreements which specify a base salary and require an annual review of such salary. In addition, Ms. Beard and Mr. Kennedy and all other executive officers of the Company and the Bank participate in other benefit plans available to all employees, including the employee stock ownership plan.

     Base Salaries. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. Salary increases were aimed at reflecting the overall performance of the Company and the performance of the individual executive officer in accordance with salary procedures utilized for all employees of the Bank.

     Performance Incentive Plan. The Bank maintains the First Federal Bank Performance Incentive Plan for all employees except for the President and Chief Executive Officer, the Chairman of the Board and the Chief Financial Officer. The Performance Incentive Plan was designed by senior officers and approved by the Board to give employees an incentive for effectively operating the Bank. The Performance Incentive Plan provides an opportunity to earn semi-annual cash payments equal to a certain percentage of their base salaries upon the attainment of specific financial performance goals. In establishing the financial performance goals, the Bank considers the Company's efficiency ratio and return on equity.

     Incentive Compensation Bonus Plan. The Personnel and Compensation Committee maintains an Incentive Compensation Bonus Plan, of which the President and Chief Executive Officer, the Chairman of the Board and the Chief Financial Officer currently are participants. The plan provides for the granting of future bonuses in the form of stock options if certain pre-established corporate and personal objectives, such as earnings per share, return on equity and efficiency ratio, are achieved. These objectives are reviewed annually. Additionally, if the goals are not reached, but certain budgeted targets are achieved, a partial payout may be considered. The participants in this plan do not participate in any other Company bonus program.

     Long Term Incentive Compensation. The Company maintains the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan and the Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan under which officers and employees may receive grants and awards of Company common stock and options to purchase Company common stock. The Board believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. The specific grants of awards and options for the named executive officers are reflected in the Summary Compensation Table. The value of this component of compensation increases as the Company common stock appreciates in value.

     Chief Executive Officer Compensation. The Chief Executive Officer is evaluated annually on her performance in managing the Company, including the effort related to operating the Company as a public company, fiscal performance, and stock appreciation. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. In addition, the Board established the total compensation for the Chief Executive Officer based on the performance measures and compensation levels used for all employees of the Bank. The total compensation is intended to be commensurate with the compensation received by the chief executive officers of other peer group institutions.

     John P. Lavelle (Chair)                     Thomas L. Kennedy
     E. Lee Beard                                Michael J. Leib
     William R. Davidson

Personnel and Compensation Committee Interlocks and Insider Participation

     Ms. Beard and Mr. Kennedy each served on the Personnel and Compensation Committee during the 2001 fiscal year. During that time, Ms. Beard served as President and Chief Executive Officer of the Company and the Bank and Mr. Kennedy was the Chairman of the Board of the Company and the Bank.

                             Stock Performance Graph

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the American Stock Exchange Savings Institutions Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on April 1, 1998, the initial day of trading of the Company common stock.




[GRAPHIC OMITTED - PERFORMANCE GRAPH PLOTTED POINTS LISTED BELOW]




                                                                         Period Ended
                                                 -------------------------------------------------------------
                                                  4/01/98      9/30/98      9/30/99      9/30/00      9/30/01
                                                 ---------    ---------    ----------   ---------    ---------

Northeast Pennsylvania Financial Corp........      $100.00       $72.58       $ 67.89    $  77.40      $100.00
The American Stock Exchange Index............       100.00        84.30        108.70      134.60        98.20
AMEX Savings Institutions Index..............       100.00        70.54         73.06       77.30        98.00


                             Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of five directors, each of whom is independent under the American Stock Exchange's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

      Barbara M. Ecker (Chair)                             Michael J. Leib
      Paul L. Conard                                       William J. Spear
      John P. Lavelle

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended September 30, 2001, with the exception of two late reports filed by Mr. Richard C. Laubach and one late report filed by Mr. George J. Hayden, each Directors of the Bank, all with respect to purchase transactions.

                          Transactions with Management

Loans and Extensions of Credit

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. As of September 30, 2001, the Bank had $2.3 million of loans to executive officers or directors, all of which were made by the Bank in the ordinary course of business with no favorable terms and which did not involve more than the normal risk of collectibility or present unfavorable features.

Other Transactions

     Kennedy & Lucadamo, P.C., of which Thomas L. Kennedy is President, performs legal services for the Company and First Federal. In fiscal 2001, the Company and First Federal paid a total of $70,942 in legal fees to Kennedy & Lucadamo, P.C.

               Proposal 2 -- Ratification of Independent Auditors

     The Board of Directors has appointed KPMG LLP to be its auditors for the 2002 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2001 by KPMG LLP:


     Audit Fees....................................      $147,649
     Financial information and systems ............         --
     All other fees*...............................       86,784

----------------
     * Includes fees for tax-related services, assistance with securities filings and a merger transaction.

                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on December 7, 2001 upon written request to Megan Kennedy, Corporate Secretary, Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201.

                              Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of stockholders, a stockholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders no later than August 23, 2002. If such annual meeting is held on a date more than 30 calendar days from January 30, 2003, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

     The Bylaws of the Company, a copy of which may be obtained by the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Megan Kennedy
                                             -------------------
                                             Megan Kennedy
                                             Corporate Secretary


Hazleton, Pennsylvania
December 21, 2001

                                 REVOCABLE PROXY
                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 30, 2002
                             11:00 a.m., Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Northeast Pennsylvania Financial Corp. (the "Company"), consisting of E. Lee Beard, Barbara M. Ecker, Thomas L. Kennedy, Michael J. Leib and William J. Spear, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on January 30, 2002 at 11:00 a.m., local time, at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:


1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

Barbara M. Ecker, R. Peter Haentjens, Jr., Joseph P. Schlitzer and William J. Spear

                                    VOTE                       FOR ALL
       FOR                        WITHHELD                     EXCEPT
       [_]                          [_]                          [_]

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2002.

       FOR                        AGAINST                      ABSTAIN
       [_]                          [_]                          [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the election of all nominees and the ratification of KPMG LLP. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

         Please be sure to sign and date this Proxy in the box below.


                    _________________________________________
                                      Date

                    _________________________________________
                            SIGNATURE OF SHAREHOLDER

                    _________________________________________
                         SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated December 21, 2001 and of the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.